VOYAGEUR INVESTMENT TRUST

           Delaware-Voyageur Tax-Free California Insured Fund
                Delaware-Voyageur Tax-Free Florida Fund
            Delaware-Voyageur Tax-Free Florida Insured Fund
                 Delaware-Voyageur Tax-Free Kansas Fund
            Delaware-Voyageur Tax-Free Missouri Insured Fund
               Delaware-Voyageur Tax-Free New Mexico Fund
             Delaware-Voyageur Tax-Free Oregon Insured Fund
                  Delaware-Voyageur Tax-Free Utah Fund
           Delaware-Voyaguer Tax-Free Washington Insured Fund
                             (the  Funds )

                  Supplement Dated December 31, 1998
                       to the current Prospectus

     At a Shareholders Meeting held on December 4, 1998, the shareholders of each of the above-listed Funds of Voyageur Investment Trust approved a number of proposed items, including the reclassification of each Fund's investment objective from fundamental to non-fundamental. This means that the Board of Trustees may make changes to a Fund's investment objective without seeking further shareholder approval. If the Board does vote to change a Fund's investment objective, shareholders will be notified before the change is implemented.

     At the same meeting, shareholders of the Delaware-Voyageur Tax-Free California Insured Fund and Delaware-Voyageur Tax-Free Florida Insured Fund, approved a proposal to change each Fund's policy concerning diversification of investments from diversified to non-diversified, as those terms are defined under the federal securities laws. This means that each of those two state-specific Funds may now invest a greater portion of its assets in the securities of a particular issuer. A non-diversified fund may be subject to greater risk because an adverse effect on a single issuer could hurt the Fund s performance more than if the Fund held securities from a greater number of issuers. Each
  Fund still must satisfy the diversification requirements of the Internal Revenue Code.

     Lastly, Shareholders approved new Investment Management Agreements between Delaware Management Company (the "Manager") and each Fund.
 Pursuant to the new Investment Management Agreements, beginning January 1, 1999 each of the Delaware- Voyageur Tax-Free Florida, Tax-Free Kansas, Tax-Free New Mexico and Tax-Free Utah Funds will pay the Manager an annual fee equal to 0.55% on the first $500 million of assets under management, 0.50% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on assets over $2.5 billion (all calculated as a percentage of that Fund s average daily net assets). Breakpoints were added to the fee rates of the other Funds so that beginning January 1, 1999, the other Funds will each pay the Manager an annual fee equal to 0.50% on the first $500 million of assets under management, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on assets over $2.5 billion (all calculated as a percentage of that Fund s average daily net assets).